UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 26, 2020
Date of Report (date of earliest event reported)

POLARIS INC.
(Exact name of registrant as specified in its charter)

Minnesota			1-11411	41-1790959
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55	Medina	Minnesota		55340
(Address of Principal Executive Offices)				(Zip Code)
(763) 542-0500
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PII	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 1 to Fourth Amended and Restated Credit Agreement

On May 26, 2020, Polaris Inc. (the “Company”) entered into an amendment (the “First Amendment to Credit Agreement”) to its existing credit facility with U.S. Bank National Association, as administrative agent, and the several lenders party thereto dated as of July 2, 2018 (as amended, the “Existing Credit Agreement;” the Existing Credit Agreement as amended by the First Amendment to Credit Agreement, the “Credit Agreement”). The First Amendment to Credit Agreement amends the Existing Credit Agreement to, among other things: (i) provide certain financial covenant relief, including decreasing the interest coverage ratio to from 3.00 to 1.00 to 2.25 to 1.00 and increasing the leverage ratio from 3.50 to 1.00 to 4.75 to 1.00, each until the fiscal quarter ending on March 31, 2021; (ii) increase applicable interest rate margins and facility fees when the Company’s leverage ratio is at higher tiers; and (iii) make certain other modifications to negative covenants related to restricted payments, including restrictions on share repurchases, on dividends if the Company's leverage ratio exceeds 4.25 to 1.00, and limitations on priority indebtedness until the Company delivers evidence that its interest coverage ratio and leverage ratio returns to the levels that existed prior to giving effect to the First Amendment to Credit Agreement. Depending on the Company’s leverage ratio, during the covenant relief period, the applicable margins for (i) revolving advances range from 0.00% to 1.70% for base rate advances and from 0.90% to 2.70% for eurocurrency advances; (ii) initial term loans range from 0.00% to 2.00% for base rate advances and from 1.00% to 3.00% for eurocurrency advances; and (iii) incremental term loans range from 0.50% to 1.50% for base rate advances and from 1.50% to 2.50% for eurocurrency advances. During the covenant relief period, facility fees range from 0.10% to 0.30%, depending on the Company’s leverage ratio. The Credit Agreement continues to be subject to various other covenants, including, among other things, mergers and consolidations and asset sales and is subject to acceleration upon various events of default.

A copy of the First Amendment to Credit Agreement is filed as Exhibit 10.01 hereto, qualifies the above description and is incorporated by reference herein.

Amendments to Master Note Purchase Agreements

On May 26, 2020, the Company entered into an amendment (the “Fourth Amendment”) to its existing master note purchase agreement with the purchasers party thereto dated December 13, 2010, as amended and supplemented (the “Existing Note Purchase Agreement;” the Existing 2010 Note Purchase Agreement as amended by the Fourth Amendment, the “2010 Note Purchase Agreement”). The Fourth Amendment amends the Existing 2010 Note Purchase Agreement to, among other things: (a) provide certain financial covenant relief, including decreasing the interest coverage ratio from 3.00 to 1.00 to 2.25 to 1.00 and increasing the leverage ratio from 3.50 to 1.00 to 4.75 to 1.00, each until the fiscal quarter ending on March 31, 2021; (ii) increase the interest rate payable when the Company’s leverage ratio exceeds certain levels; and (iii) make certain other modifications to negative covenants related to restricted payments, including restrictions on share repurchases, on dividends if the Company’s leverage ratio exceeds 4.25 to 1.00, and limitations on priority indebtedness until the Company delivers evidence that its interest coverage ratio and leverage ratio returns to the levels that existed prior to giving effect to the Fourth Amendment. Depending on the Company’s leverage ratio, incremental interest accrues on the notes from 0.25% to 1.25% for any period that the leverage ratio exceeds 3.00 to 1.00 as of the date of any fiscal quarter end. The 2010 Note Purchase Agreement continues to include various other covenants, including covenants that restrict the Company’s ability to, among other things, transfer or sell assets or engage in mergers or consolidations and is subject to acceleration upon various events of default.

A copy of the Fourth Amendment is filed as Exhibit 10.02 hereto, qualifies the above description and is incorporated by reference herein.

First Amendment to Master Note Purchase Agreement

On May 26, 2020, the Company entered into an amendment (the “First Amendment to Note Purchase Agreement”) to its existing master note purchase agreement with the purchasers party thereto dated July 2, 2018 (the “Existing 2018 Note Purchase Agreement;” the Existing 2018 Note Purchase Agreement as amended by the First Amendment to Note Purchase Agreement, the “2018 Note Purchase Agreement”). The First Amendment to Note Purchase Agreement amends the Existing 2018 Note Purchase Agreement to, among other things: (a) provide certain financial covenant relief until the fiscal quarter ending on March 31, 2021, including decreasing the interest coverage ratio from 3.00 to 1.00 to 2.25 to 1.00 and increasing the leverage ratio from 3.50 to 1.00 to 4.75 to 1.00, each until the fiscal quarter ending on March 31, 2021; (ii) increase the interest rate payable when the Company’s leverage ratio exceeds certain levels; and (iii) make certain other modifications to negative covenants related to restricted payments, including restrictions on share repurchases, on dividends if the Company’s leverage ratio exceeds 4.25 to 1.00 and limitations on and priority indebtedness until the Company delivers evidence that its interest coverage ratio and leverage ratio returns to the levels that existed prior to giving effect to the First Amendment to Note Purchase Agreement. Depending on the Company’s leverage ratio, incremental interest accrues on the notes from 0.25% to 1.25% for any period that the leverage ratio exceeds 3.00 to 1.00 as of the date of any fiscal quarter end. The 2018 Note Purchase Agreement continues to include various other covenants, including covenants that restrict the Company’s ability to, among other things, transfer or sell assets or engage in mergers or consolidations and is subject to acceleration upon various events of default.

A copy of the First Amendment to Note Purchase Agreement is filed as Exhibit 10.03 hereto, qualifies the above description and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit

10.1
Amendment No. 1 dated as of May 26, 2020 to Fourth Amended and Restated Credit Agreement dated as of July 2, 2018 by and among Polaris Inc., certain of its affiliates listed on the signature pages thereto, the lenders listed on the signature pages thereto and U.S. Bank National Association, as administrative agent.Amendment No. 1 dated as of May 26, 2020 to Fourth Amended and Restated Credit Agreement dated as of July 2, 2018 by and among Polaris Inc., certain of its affiliates listed on the signature pages thereto, the lenders listed on the signature pages thereto and U.S. Bank National Association, as administrative agent.Amendment No. 1 dated as of May 26, 2020 to Fourth Amended and Restated Credit Agreement dated as of July 2, 2018 by and among Polaris Inc., certain of its affiliates listed on the signature pages thereto, the lenders listed on the signature pages thereto and U.S. Bank National Association, as administrative agent.

10.2
Fourth Amendment dated as of May 26, 2020 to Master Note Purchase Agreement dated as of December 13, 2010 by and among Polaris Inc. and the purchasers listed on the signature pages thereto.Fourth Amendment dated as of May 26, 2020 to Master Note Purchase Agreement dated as of December 13, 2010 by and among Polaris Inc. and the purchasers listed on the signature pages thereto.Fourth Amendment dated as of May 26, 2020 to Master Note Purchase Agreement dated as of December 13, 2010 by and among Polaris Inc. and the purchasers listed on the signature pages thereto.

10.3	First Amendment dated as of May 26, 2020 to Master Note Purchase Agreement dated as of July 2, 2018 by and among Polaris Inc. and the purchasers listed on the signature pages thereto.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POLARIS INC. (Registrant)

Date:	May 29, 2020	/s/ Michael T. Speetzen
Michael T. Speetzen Executive Vice President — Chief Financial Officer